                    U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2001

                       Commission File Number: 33-55254-26

                         SEAVIEW VIDEO TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       33-55254-26              87-0438640
(State or other jurisdiction of  (Commission File  Number)   (I.R.S. Employer
incorporation  or  organization)                            Identification  No.)

            200 Madonna Blvd., Tierra Verde, FL 33715 (727-866-3660)
                   (Registrant's Address and Telephone Number)

Item 1.  CHANGES  IN  CONTROL  OF  REGISTRANT
NOT APPLICABLE.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
NOT APPLICABLE

Item 3. BANKRUPTCY OR RECEIVERSHIP
NOT APPLICABLE

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
NOT APPLICABLE

Item 5. OTHER EVENTS
SeaView Video Technology Inc., in preparing its review of financial condition and results of operations for the fiscal year ended December 31, 2000, has determined that inaccuracies exist in the Company's unaudited financial statements for the quarters ending June 30, 2000 and September 30, 2000. Those statements, previously filed with the United States Securities and Exchange
Commission, were part of a review of fiscal year 2000 undertaken by the
Company's newly-hired CFO. The inaccuracies occur in the recognition of revenue as related to certain purchase orders received by the Company in connection with its products. While the Company has not yet determined the full extent of the inaccuracies, it is believed they are likely to materially affect the Company's revenues and, consequently, its income, assets, and equity for the reported periods, and the subsequent year-end statement.

The Company is working diligently along with its accountants and auditors to determine the scope of necessary financial restatements. The Company further intends to provide additional disclosures concerning this matter through appropriate filings with the Securities and Exchange Commission on a Form 8-K, on amended Forms 10-Q, and in the Company's Annual Report on Form 10-K for the
period ended December 31, 2000.

Item 6. RESIGNATION OF REGISTRANTS DIRECTORS
NOT APPLICABLE

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
NOT APPLICABLE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 21, 2001.

Seaview  Video  Technology,  Inc.

By:/s/ George S. Bernardich
       George S. Bernardich III, President & Director

By:/s/  J.R. Cox
        J.R. Cox, Secretary, Treasurer & Director